Packaging Corporation of America

Vertical Research Partners
2013 Global Paper & Packaging Conference





November 2013


ORECK
LOCTITE





Paul T. Stecko
Executive Chairman

Certain statements in this presentation are forward-looking statements. Forward-looking statements include statements about our future financial condition, our industry and our business strategy. Statements that contain words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “hope” or similar expressions, are forward-looking statements. These forward-looking statements are based on the current expectations of PCA.

Because forward-looking statements involve inherent risks and uncertainties, the plans, actions and actual results of PCA could differ materially. Among the factors that could cause plans, actions and results to differ materially from PCA’s current expectations are those identified under the caption “Risk Factors” in PCA’s Form 10K filed with the Securities and Exchange Commission and available at the SEC’s website at “www.sec.gov”.

Boise Acquisition

Agreed to Acquire Boise for $12.55 per share	**9/16/13**
Completed Financing - $2.0 billion	**10/15/13**
- $700MM 10-yr notes: 4.5% Fixed	
- $650MM 7-yr bank debt: LIBOR + 1.625%	
- $650MM 5-yr bank debt: LIBOR + 1.375%	
Closed Transaction for $1.94 billion in cash	**10/25/13**

Integration Leadership

Mills (brown & white)	**Mark Kowlzan (CEO)**
Box Plants	**Tom Hassfurther (EVP)**
Financial, Administrative, IT, Transportation & SG&A	**Rick West (CFO)**

Strategic Value of Boise Acquisition

- **Increases PCA sales to approximately $5.6 billion with EBITDA of about $1 billion**
- **Provides low cost, lightweight containerboard capacity for continued growth**
  - Adds 1.1MM tons of capacity including DeRidder conversion and production synergies
  - Low cost DeRidder mill in good wood basket with two 300" paper machines
- **Expands PCA's corrugated products geographic reach and offerings**
  - Pacific Northwest
  - Honeycomb Packaging (Hexacomb) and Stock Box (Tharco)
- **Leverages PCA's operating expertise across a larger company**
  - Expect synergies of $105MM over three years
- **Meaningful opportunities in the white paper business**
  - Operational improvements
  - Price increases
  - White papers business will represent about 20% of sales
- **Combined company generates strong cash flow for debt paydown**

PCA & Boise Combined Footprint



PCA
Boise
Box Plants
Packaging Mill
Paper Mill

Corrugated Products Growth

	2013 % Change Sept. YTD[1]		Oct. 2013 % Change [1]	
	Per Workday	Total	Per Workday	Total
PCA	6.7%	6.1%	3.0%	3.0%
Industry	0.5%	0.0%	-2.4%	-2.4%



Cumulative % Change
50
45
40
35
30
25
20
15
10
5
0
-5
-10
-15
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Through 2012
46%
-7%
PCA
Industry

(1) Excludes Boise's packaging operations

Containerboard Segment EBITDA Margins[(1)]
(Three Largest Publicly Traded Producers)


PCA
Comp A
Comp B
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2005
2006
2007
2008
2009
2010
2011
2012
1Q '13
2Q '13
3Q '13

(1) Calculated using total company containerboard segment earnings before special items from company press releases and other disclosures. See Appendix A

White Paper Business

- Third-largest producer of uncoated freesheet in North America[(1)]
- Two of the newer UFS paper machines in North America at International Falls, MN, and Jackson, AL
- Focus on cut-size office papers
- Paper purchase agreement with OfficeMax through 2017 that survives mergers or acquisitions
- 2012 sales of $1,332 million[(2)]
- 2012 adjusted EBITDA of $181 million[(2)]

Key Products	2012 Production (000) Tons	Facilities
Communication Papers	535	Int'l. Falls
	(75) [(3)]	Shutdown 2013
	460	
	477	Jackson
	23	Wallula
Total	***960***	
Pressure Sensitive	197 [(4)]	Wallula
	(40) [(3)]	Shutdown I Falls
	157	
Market Pulp	120	Wallula

(1) *Source: RISI and company research as of June 30, 2013.*
(2) *Excludes sales, EBITDA and shutdown costs in 2012 for the remaining paper machine in St. Helens, OR. Excludes sales and EBITDA for the medium machine in Wallula, WA, which PCA will include in packaging operations.*
(3) *In late 2013, two machines were closed at International Falls, MN, reducing capacity by 115,000 tons.*
(4) *The white paper machine at Wallula, WA, is capable of producing both uncoated freesheet and release liner.*

White Paper Business Actions and Strategy

- Complete 2013 system reconfiguration and realize the business efficiencies and savings
- Accelerate cost and quality improvement initiatives which will be enhanced by the integration into PCA
- Expand capabilities and product performance for pressure sensitive papers at Wallula
- Capitalize on Boise value propositions to our customers across all businesses, leveraging our focused sales resources, customer service and supply chain expertise

Pro Forma Capitalization
($ Millions)

	PCA PF 9/30/13
Cash and Equivalents (1)	*$ 195*
Existing PCA Debt	$ 659
New Debt Issued (Bank & Bonds)	$ 2,000
Total Debt	$ 2,659
Net Debt	$ 2,464

Credit Statistics

Investment Grade Credit Rating (S&P: BBB; Moodys: Baa3)	
Debt/ Adjusted LTM EBITDA(2)	2.8x
Net Debt/ Adjusted LTM EBITDA(2)	2.6x
Adjusted LTM EBITDA(2)/ Interest (3)	10.7x

(1) *See Appendix B for calculation of pro forma cash.*
(2) *See Appendix B for calculation of LTM EBITDA.*
(3) *Represents estimated annual interest expense on total debt, including the $2 billion issued to finance the Boise acquisition.*

Strategy

- **Operational Excellence**
- **Effective Capital Management**
  - Corrugated Products Growth (Internal & Acquisitions)
  - Cost Reduction (Mills & Box Plants)
  - DeRidder Conversion
- **Strategic Flexibility**
  - Strong balance sheet
  - Excellent credit metrics
- **Return Value To Shareholders**
  - Common Stock Dividends
  - Debt Paydown
  - Share Repurchases

PCA

Appendix A

($ in thousands)

Total PCA EBITDA Margins	2005	2006	2007	2008	2009	2010	2011	2012	1Q '13	2Q '13	3Q '13
Net Sales	$ 1,994	$ 2,187	$ 2,316	$ 2,361	$ 2,148	$ 2,436	$ 2,620	$ 2,844	$ 755	$ 800	$ 845
Income from Operations	$ 116	$ 226	$ 293	$ 242	$ 352	$ 186	$ 273	$ 443	$ 103	$ 107	$ 142
Special Items:											
Alternative energy tax credits [(1)]	-	-	-	-	(168)	86	-	(95)	-	-	-
Asset disposal/closure costs [(2)]	-	-	-	-	2	13	7	2	-	-	-
Medical benefits reserve adjustment [(3)]	-	-	-	-	-	-	(1)	-	-	-	-
Pension curtailment [(4)]	-	-	-	-	-	-	-	-	-	8	3
Transaction costs [(5)]	-	-	-	-	-	-	-	-	-	-	1
Adjusted Income from Operations	$ 116	$ 226	$ 293	$ 242	$ 186	$ 285	$ 279	$ 350	$ 103	$ 115	$ 146
DD & A	159	155	148	148	151	151	159	171	43	43	44
Adjusted EBITDA	$ 275	$ 381	$ 441	$ 390	$ 337	$ 436	$ 438	$ 521	$ 146	$ 158	$ 190
EBITDA Return %	13.8%	17.4%	19.0%	16.5%	15.7%	17.9%	16.7%	18.3%	19.3%	19.8%	22.5%

PCA Containerboard Segment EBITDA Return%	2005	2006	2007	2008	2009	2010	2011	2012	1Q '13	2Q '13	3Q '13
Net Sales	$ 1,994	$ 2,187	$ 2,316	$ 2,361	$ 2,148	$ 2,436	$ 2,620	$ 2,844	$ 755	$ 800	$ 845
Less: Solid Wood Net Sales	(50)	(37)	(15)	(16)	(10)	(6)	-	-	-	-	-
Containerboard Sales	$ 1,944	$ 2,150	$ 2,301	$ 2,345	$ 2,138	$ 2,430	$ 2,620	$ 2,844	$ 755	$ 800	$ 845
Adjusted Income From Operations	$ 116	$ 226	$ 293	$ 242	$ 186	$ 285	$ 279	$ 350	$ 103	$ 115	$ 146
Add: Corporate Overhead, Other (Income/Expense) plus Solid Wood (Income/Expense) from Operations	43	60	64	78	71	70	73	79	24	22	23
Containerboard EBIT	$ 159	$ 286	$ 357	$ 320	$ 257	$ 355	$ 352	$ 429	$ 127	$ 137	$ 169
Plus Containerboard DD & A	158	153	146	147	151	151	159	170	42	43	44
Containerboard EBITDA	$ 317	$ 439	$ 503	$ 467	$ 408	$ 506	$ 511	$ 599	$ 169	$ 180	$ 213
EBITDA Return %	16.3%	20.4%	21.9%	19.9%	19.1%	20.8%	19.5%	21.1%	22.4%	22.5%	25.2%

(1) Represents earnings impact from the alternative fuel mixture and cellulosic biofuel tax credits.
(2) Represents charges from asset disposals related to mill energy projects, assets no longer in service and plant closures.
(3) Represents income from an adjustment to reserves related to medical benefits.
(4) Represents charges related to changes in the Company's pension plans
(5) Represents costs related to the acquisition of Boise Inc.

Appendix B

($ in thousands)	Twelve Months Ended Sept 30, 2013 PCA	Boise	Total
EBIT	$ 451	$ 104	$ 555
Depreciation, amortization and depletion	173	171	344
EBITDA	$ 624	$ 275	$ 899
Special Items:			
Plant closure charges (1)	2		2
Pension curtailment charge (2)	11		11
Boise transaction costs (3)	1	3	4
Restructuring costs – International Falls (4)		13	13
Restructuring costs - DeRidder (5)		3	3
Restructuring costs – St. Helens (6)		1	1
Total special items	$ 14	$ 20	$ 34
EBITDA excluding special items	$ 638	$ 295	$ 933

	As of September 30, 2013 PCA	Boise	Total
Cash	$ 397	$ 107	$ 504
Add: Debt proceeds			2,000
Less: Repay Boise debt			(848)(7)
Repay PCA term loan			(124)(8)
Boise shares at $12.55 per share			(1,290)
Transaction costs			(47)
Cash, pro forma for transaction			$ 195

(1) Represents charges from plant closures.
(2) Represents pension curtailment charges related to the Company's hourly defined benefit plan.
(3) Represents charges related to the Boise acquisition.
(4) Represents restructuring costs related to the shut down of two paper machines and an off-machine coater at Boise's International Falls, Minnesota paper mill.
(5) Represents restructuring costs related to the announced project to convert a paper machine at Boise's DeRidder, Louisiana mill to produce lightweight linerboard and corrugating medium.
(6) Represents restructuring costs related to the ceasing of paper production on the only remaining paper machine at Boise's St. Helens, Oregon paper mill.
(7) Amount includes redemption premiums and accrued and unpaid interest.
(8) Amount includes accrued and unpaid interest.